SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	November 15, 2002

Flowers Foods, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	1-16247	58-2582379

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1919 Flowers Circle, Thomasville, Georgia	31757

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(229) 226-9110

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURE
INDEX TO EXHIBITS
EX-99.1 PRESS RELEASE DATED 11-15-02

ITEM 5.   Other Events.

     On November 15, 2002, the Directors of Flowers Foods, Inc. (the “Company”) approved Amendment No. 1, dated as of November 15, 2002 (the “Amendment”), to the Rights Agreement, dated as of March 23, 2001 (the “Rights Agreement”), between the Company and Wachovia Bank, N.A. (as successor in interest to First Union National Bank), as rights agent (the “Rights Agent”). The Amendment allows certain investors, including existing investors and qualified institutional investors, to beneficially own up to 20% of the Company’s outstanding common stock.

     The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which was filed as Exhibit 4.1 to the Company’s Form 8-A on November 18, 2002 and is incorporated herein by this reference. Copies of the Rights Agreement, and the related Summary of Rights, which is attached as Exhibit C to the Rights Agreement, are available free of charge from the Company.

ITEM 7.   Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired: N/A

(b)	Pro Forma Financial Information: None

(c)	Exhibits:

Number	Exhibit

4.1	Amendment No. 1, dated as of November 15, 2002, to the Rights Agreement, dated as of March 23, 2001, between the Company and the Rights Agent (Filed as Exhibit 4.1 to the Company’s Form 8-A on November 18, 2002 and incorporated by reference herein)

99.1	Press release, dated November 15, 2002

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLOWERS FOODS, INC

	By:	/s/ Jimmy M. Woodward

Name: Jimmy M. Woodward Title: Senior Vice President and Chief Financial Officer
Dated: November 19, 2002

INDEX TO EXHIBITS

Number	Exhibit

4.1	Amendment No. 1, dated as of November 15, 2002, to the Rights Agreement, dated as of March 23, 2001, between the Company and the Rights Agent (Filed as Exhibit 4.1 to the Company’s Form 8-A on November 18, 2002 and incorporated by reference herein)

99.1	Press release, dated November 15, 2002